JOHN HANCOCK FUNDS

SUPPLEMENT TO PROSPECTUSES

John Hancock Money Market Funds Prospectus dated August 1, 2006

John Hancock Income Funds Class I Prospectus dated October 1, 2006

John Hancock Independence Diversified Core Equity Fund II Prospectus dated July 1, 2006

John Hancock Sector Funds Class A, B and C Prospectus dated March 1, 2007

John Hancock Sector Funds Class I Prospectus dated March 1, 2007

John Hancock Tax-Free Income Fund Class A, B and C Prospectus dated January 1, 2007

John Hancock Technology Leaders Fund Class I Prospectus dated March 1, 2007

John Hancock Greater China Opportunities Fund Class NAV Prospectus dated March 1, 2007

On the back page of each prospectus, the paragraph under the heading “Statement of Additional Information (SAI)” has been deleted and replaced with:

“The SAI contains more detailed information on all aspects of the funds. Each fund’s SAI includes a summary of the fund’s policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (and is legally a part of) this prospectus.”

June 25, 2007

MF0PS

John Hancock Capital Series dated 5/1/07: John Hancock Allocation Core Portfolio, John Hancock Allocation Growth + Value Portfolio	John Hancock Investment Trust dated 5/1/07: John Hancock Balanced Fund, John Hancock Large Cap Equity Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund

John Hancock Capital Series dated 5/1/07:

John Hancock Classic Value Fund, John Hancock Classic Value Fund II, John Hancock Core Equity Fund, John Hancock International Classic Value Fund, John Hancock Large Cap Select, John Hancock U. S. Global Leaders Growth Fund

John Hancock Investment Trust: John Hancock Global Opportunities Fund dated 5/1/07

Supplement to the Statements of Additional Information

The paragraph under the heading “LEGAL AND REGULATORY MATTERS” has been deleted and replaced with the following:

“On June 25, 2007, John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.”

June 25, 2007

INVCAPSAIS 6/07